UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2015

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34465 001-31441	20-1764048 23-2872718
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices)  (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                   Regulation FD Disclosure.

Attached as Exhibit 99.1 and furnished for purposes of Regulation FD is a presentation Select Medical Holdings Corporation (the “Company”) may use from time to time in presentations or discussions with investors, analysts and other parties after the date hereof in the third and fourth quarters of 2015. The presentation is substantively the same as the presentation filed with the Current Report on Form 8-K on May 20, 2015, with the exception of an update to slide 12, which reflects updated information recently received by the Company.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished solely to satisfy the requirements of Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Select Medical Holdings Corporation Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

Date: July 24, 2015	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Select Medical Holdings Corporation Presentation.